                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

       Date of Report (Date of earliest event reported): December 17, 2002

                       INFORMATION ARCHITECTS CORPORATION
             (Exact name of registrant as specified in its chapter)

                 NORTH CAROLINA                        87-0399301
                (State or other                        (IRS Employer
          jurisdiction of incorporation)             Identification No.)

           2400 DISTRIBUTION STREET, CHARLOTTE, NORTH CAROLINA 28203
               (Address of principal executive offices) (Zip Code)

                                 (704) 365-2324
              (Registrant's telephone number, including area code)

                       4064 COLONY RD, CHARLOTTE, NC 28211
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The registrant has engaged Salberg & Company, P.A. as of March 13, 2003 as its principal accountant to replace its former principal accountant, Holtz
Rubenstein and Co, LLP. The former accountant resigned on December 17, 2002. The decision to change accountants was approved by the Board of Directors of the registrant.

     During the Registrant's most recent two fiscal years and during any subsequent interim periods preceding the date of termination, the Company has had no disagreements with Holtz Rubenstein and Co, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     No accountant's report on the financial statements for the past two years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except the audited statements prepared by Holtz Rubenstein and Co, LLP did contain a going concern qualification; such financial statements did not contain any adjustments for uncertainties stated therein. In addition, Holtz Rubenstein and Co, LLP did not advise the Company with regard to any of the following:

        1.   That internal controls necessary to develop reliable financial statements did not exist; or

        2.   That information has come to the attention of Holtz Rubenstein and
             Co, LLP which made them unwilling to rely on management's
             representations, or unwilling to be associated with the financial statements prepared by management; or

        3.   That the scope of the audit should be expanded significantly, or information has come to the accountant's attention that the accountant has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, and the issue was not resolved to the accountant's satisfaction prior to its resignation or dismissal; and

     Holtz Rubenstein and Co, LLP has been provided with a copy of this disclosure and has furnished a letter to the Company, addressed to the SEC, stating whether they agree with the statements made herein or the stating the reasons in which they do not agree. The letter from Holtz Rubenstein and Co, LLP is filed herewith.

     During the most recent two fiscal years and during any subsequent interim periods preceding the date of engagement, the registrant has not consulted
Salberg & Company, P.A. regarding any matter requiring disclosure under
Regulation S-K, Item 304(a)(2).

ITEM 7.  EXHIBITS

     Exhibit 16.

          (A)  Letter from Holtz Rubenstein & Co., LLP

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the
Undersigned, there unto duly authorized.

                                 Information Architects Corporation

                                  By: /s/ Michael L. Weinstein
                                   ----------------------------
                                          Michael L. Weinstein
                                          CEO

Date: April 15, 2003